Exhibit 99.1

HanesBrands

1000 East Hanes Mill Road

Winston-Salem, NC 27105

(336) 519-8080

news release

FOR IMMEDIATE RELEASE

News Media, contact:	Matt Hall, (336) 519-3386
Analysts and Investors, contact:	T.C. Robillard, (336) 519-2115

HANESBRANDS COMPLETES ACQUISITION OF PACIFIC BRANDS LIMITED

WINSTON-SALEM, N.C. (July 15, 2016) – HanesBrands (NYSE: HBI), a leading worldwide marketer of underwear, intimate apparel and activewear, today announced that it has completed the acquisition of Pacific Brands Limited, the leading underwear and intimate apparel company in Australia.

The acquisition of Pacific Brands adds Bonds, Australia’s top brand of underwear, babywear and socks, and Berlei, the country’s No. 1 sports bra brand and leading seller of premium bras in department stores, to HanesBrands’ worldwide portfolio of leading innerwear brands supported by the company’s global low-cost supply chain and manufacturing network. Hanes also sells Playtex intimate apparel and Champion activewear in Australia.

Hanes acquired the publicly traded Pacific Brands for approximately US$800 million on an enterprise-value basis, or slightly more than 10 times projected calendar 2016 EBITDA. Annualized sales for Pacific Brands core Underwear and Sheridan divisions are approximately AUD800 million (US$600 million). The all-cash transaction is expected to deliver an after-tax internal rate of return in the mid-teens.

“Pacific Brands with its iconic century-old and fast-growing Bonds brand is a great addition to our strong market-leading portfolio spanning the Americas, Europe and Asia-Pacific that is supported by a world-class company-owned global supply chain,” said Hanes Chief Operating Officer and CEO-Elect Gerald W. Evans Jr. “We are adding a top-notch management and marketing team led by CEO David Bortolussi that will help serve as a catalyst for continued growth and value creation into the foreseeable future.”

The Pacific Brands acquisition is the second that Hanes has completed in the past two weeks. The expected performance of Pacific Brands for the balance of the 2016 calendar fiscal year, as well as that of Champion Europe, acquired June 30, 2016, is already reflected in the company’s updated financial guidance announced May 31, 2016.

Hanes has made six acquisitions in the past three years. The company now holds the No. 1 or No. 2 market share position for underwear, intimate apparel or hosiery in a dozen countries, including the United States, Australia, France, Japan, Canada, Germany, Italy, Mexico, Spain, Brazil, South Africa, and New Zealand.

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Pacific Brands has three business units – Underwear, Sheridan, and Tontine & Dunlop Flooring. Hanes intends to divest the noncore Tontine pillow business and Dunlop Flooring business. Based on fiscal 2016 expectations, the core Underwear and Sheridan luxury linens, towels and babywear businesses had a combined two-year compound annual sales growth rate of approximately 8 percent.

Pacific Brands sells wholesale to retailers and operates more than 325 Bonds and Sheridan retail stores and retailer shop-in-shops. Bonds sales have increased 40 percent since 2013.

The acquisition is expected to result in significant savings through the use of Hanes’ large-scale, low-cost global supply chain. Pacific Brands sources the significant majority of its underwear and intimate apparel production from third-party manufacturers, while Hanes relies primarily on company-owned manufacturing. The acquisition also adds to Hanes’ global product design, development and innovation capabilities that span the Americas, Europe and the Pacific Rim.

Cautionary Statement Concerning Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “may,” “believe,” “will,” “expect,” “project,” “estimate,” “intend,” “anticipate,” “plan,” “continue” or similar expressions. In particular, among others, statements about the expected full-year 2016 performance of Pacific Brands Limited and Champion Europe S.p.A. are forward-looking statements. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of our management, expressed in good faith. However, there can be no assurance that the expectation or belief will result or will be achieved or accomplished, and actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to our ability to achieve expected synergies and successfully complete the integrations of Pacific Brands and Champion Europe, the highly competitive and evolving nature of the industry in which we compete; legal, regulatory, political and economic risks associated with our operations in international markets, including the risk of significant fluctuations in foreign exchange rates; the loss or interruption of services of a member of our senior management team; the accuracy of the estimates and assumptions on which our financial statement projections are based; any inadequacy, interruption, integration failure or security failure with respect to our information technology; the impact of significant fluctuations and volatility in various input costs, such as cotton and oil-related materials, utilities, freight and wages; current economic conditions, including consumer spending levels and the price elasticity of our products; unanticipated business disruptions or the loss of one or more suppliers in our global supply chain; and other risks identified from time to time in our most recent Securities and Exchange Commission reports, including our annual report on Form 10-K and quarterly reports on Form 10-Q, as well as in the investors section of our corporate website at www.Hanes.com/investors. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All forward-looking statements speak only as of the date hereof. We undertake no obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

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HanesBrands

HanesBrands, based in Winston-Salem, N.C., is a socially responsible leading marketer of everyday basic innerwear and activewear apparel in the Americas, Europe and Asia under some of the world’s strongest apparel brands, including Hanes, Champion, Playtex, DIM, Bali, Maidenform, Bonds, JMS/Just My Size, L’eggs, Wonderbra, Nur Die/Nur Der, Lovable, Berlei, and Gear for Sports. The company sells T-shirts, bras, panties, shapewear, underwear, socks, hosiery, and activewear produced in the company’s low-cost global supply chain. A member of the S&P 500 stock index, Hanes has approximately 65,300 employees in more than 40 countries and is ranked No. 448 on the Fortune 500 list of America’s largest companies by sales. Hanes takes pride in its strong reputation for ethical business practices. The company is the only apparel producer to ever be honored by the Great Place to Work Institute for its workplace practices in Central America and the Caribbean, and is ranked No. 167 on the Forbes magazine list of America’s Best Employers. For seven consecutive years, Hanes has won the U.S. Environmental Protection Agency Energy Star sustained excellence/partner of the year award – the only apparel company to earn sustained excellence honors. The company ranks No. 172 on Newsweek magazine’s green list of 500 largest U.S. companies for environmental achievement. More information about the company and its corporate social responsibility initiatives, including environmental, social compliance and community improvement achievements, may be found at www.Hanes.com/corporate.

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